Amortization Expense Related to Deferred Financing Fees (Detail) (Deferred Financing Costs, USD $) In Thousands, unless otherwise specified	Feb. 01, 2014
Deferred Financing Costs
Debt Instrument [Line Items]
2014	$ 8,642
2015	8,641
2016	7,714
2017	2,121
2018	1,303
Thereafter	107
Net Amount	$ 28,528	[1]

[1]	The table above is exclusive of the $1.6 million of deferred financing costs to be written off as a result of the April 4, 2014 Holdco note redemption. Refer to Note 21, "Subsequent Events," for further discussion.